Exhibit 10.6

From:

Yen Tsing Then

A-30-08, Residensi Renai Jalil,

No. 3, Jalan Jalil Perwira 2, Bukit Jalil,

58200 Kuala Lumpur, Malaysia.

Date: December 26, 2025

To:

Poh Mei Lai

31G, Jalan USJ1/1B, Regalia Business Centre,

47600 Subang Jaya, Selangor, Malaysia.

Dear Madam,

RE: WAIVER UNDER CLAUSE 4 OF THE ACTING-IN-CONCERT AGREEMENT DATED 08 MAY 2025

1.	I refer to the Acting-in-Concert Agreement dated 08 May 2025 (the “Agreement”) entered into between Then Yen Tsing (Passport No. A70069082) and Lai Poh Mei (Passport No. A54703860).

2.	Capitalised terms used but not defined herein shall have the same meanings ascribed to them in the Agreement.

3.	Pursuant to Clause 4 of the Agreement, and in connection with the proposed resale (the “Proposed Resale”) by Arrow Peak Sdn Bhd of 1,875,000 Class A ordinary shares (the “Shares”) of I Bella Perfect Inc. (BVI Company No. 2176271) (“Company”), which Shares are being registered for resale pursuant to the Company’s registration statement on Form F-1, as may be amended from time to time, I hereby confirm that:

3.1	Waiver

I irrevocably and unconditionally waive the requirement under Clause 4 of the Agreement that the transferee of the Shares be bound by, and deemed to have agreed to be bound by, the provisions of the Agreement, solely in respect of the Proposed Resale.

3.2	Limited Application

This waiver is granted on a one-time basis in respect of the Proposed Resale to any transferee of the Shares (and its successors and/or assigns) only and shall not apply to any subsequent transfer of shares by either party to the Agreement unless expressly waived in writing by the relevant party in accordance with the Agreement.

4.	Governing Law

This waiver letter shall be governed by and construed in accordance with the laws of Malaysia.

5.	Please acknowledge your acceptance of the above by signing and returning a copy of this letter.

Yours faithfully,

Signature:
Name:	Yen Tsing Then

Acknowledgement and acceptance statement

I acknowledge receipt of this letter, take note of, irrevocably and unconditionally agree to and accept the contents of this letter.

Signature:
Name:	Poh Mei Lai
Date:	December 26, 2025